SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

March 10, 2008
Date of Report (Date of earliest event reported)

Alpine Management Limited
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-52926	83-0491742
(State or Other Jurisdiction of	Commission File	(I.R.S. Employer
Incorporation or Organization)	Number	Identification No.)

PO Box 735, Alpine, New Jersey	07620
(Address of Principal Executive Offices)	(Zip Code)

917-915-8857
Registrant’s telephone number, including area code

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

(Former Name or former Address, if Changed Since Last Report)

Item 5.02 – Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

(b)           On March 10, 2008, Kin Mer Au, Secretary, Chief Financial Officer and Director of Alpine Management Limited (“Alpine”) tendered her resignation as Secretary, Chief Financial Officer and Director of the company. Ms. Au's resignation was effective immediately.

March 10, 2008		Alpine Management Limited

	By:	/s/ E. James Hahn
	Name:	E. James Hahn
	Title:	President and Chief Executive Office

March 10, 2008

Alpine Management Limited
PO Box 735
Alpine, New Jersey 07620

Attn:  James E. Hahn, President

Dear Mr. Hahn:

This letter is to inform the Board of Directors of Alpine Management Limited (“Alpine”) that I hereby tender my resignation as Officer and Director of Alpine. This resignation shall take effect immediately.

Very truly yours,

/s/ Kin Mer Au

Kin Mer Au